Exhibit 99.1

September 26, 2024
FOR IMMEDIATE RELEASE
Investor Contact: Mark Warren (205) 298-3220
Media Contact: Jack Bonnikson (205) 298-3220

VULCAN ANNOUNCES AGREEMENT TO
ACQUIRE WAKE STONE CORPORATION

Birmingham, Alabama – September 26, 2024 – Vulcan Materials Company (NYSE: VMC), the nation’s largest producer of construction aggregates, today announced that it has entered into a definitive agreement to acquire Wake Stone Corporation, a leading pure-play aggregates supplier in the Carolinas.  This value-enhancing acquisition is expected to provide more than 60 years of quality hard rock reserves to serve attractive high-growth geographies, most notably Raleigh, North Carolina.

Tom Hill, Vulcan’s Chairman and Chief Executive Officer, said, “We look forward to welcoming Wake Stone to the Vulcan family.  Established in 1970, Wake Stone has successfully built a leading aggregates franchise that shares many of the same values as Vulcan.  Our people are at the heart of our business, and we are excited to work with the talented Wake Stone team.

“This acquisition is consistent with our aggregates-led growth strategy of continuing to expand our reach to better serve more high-growth regions in the United States.  Our Vulcan Way of Selling and Vulcan Way of Operating disciplines remain fundamental to consistently compounding profitability across our franchise and successfully integrating new operations.  With the financial strength and flexibility to continue to grow, we are well-positioned to continue to deliver value for our shareholders and our customers.”

The transaction is expected to close later this year, subject to satisfaction of customary closing conditions.

About Vulcan Materials Company
Vulcan Materials Company, a member of the S&P 500 Index with headquarters in Birmingham, Alabama, is the nation's largest supplier of construction aggregates – primarily crushed stone, sand and gravel – and a major producer of aggregates-based construction materials, including asphalt and ready-mixed concrete.  For additional information about Vulcan, go to www.vulcanmaterials.com.

September 26, 2024
FOR IMMEDIATE RELEASE

FORWARD-LOOKING STATEMENT DISCLAIMER
This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Vulcan, including, but not limited to, statements about the benefits of the proposed transaction between Vulcan and Wake Stone Corporation, including Vulcan’s plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on Vulcan’s current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Vulcan’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Vulcan’s ability to complete the transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary approvals and the satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that Wake Stone Corporation’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the combined company; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the proposed transaction on the market price of Vulcan’s common stock; the possibility that, if Vulcan does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Vulcan’s common stock could decline; regulatory initiatives and changes in tax laws; general economic conditions; and other risks and uncertainties, including those described from time to time under the caption “Risk Factors” in reports and filings made by Vulcan with the Securities and Exchange Commission, including Vulcan’s Annual Report on Form 10-K for the year ended December 31, 2023, Vulcan’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2024 and the quarter ended June 30, 2024 and future filings and reports made by Vulcan. Moreover, other risks and uncertainties of which Vulcan is not currently aware may also affect Vulcan’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Vulcan cautions investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Vulcan on its website or otherwise. Vulcan does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.